UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date earliest event reported) January 29, 2018

Commission File Number	Registrant, State of Incorporation, Address of Principal Executive Offices, Telephone Number, and IRS Employer Identification No.	Commission File Number	Registrant, State of Incorporation, Address of Principal Executive Offices, Telephone Number, and IRS Employer Identification No.
1-11299	ENTERGY CORPORATION (a Delaware corporation) 639 Loyola Avenue New Orleans, Louisiana 70113 Telephone (504) 576-4000 72-1229752	1-35747	ENTERGY NEW ORLEANS, LLC (a Texas limited liability company) 1600 Perdido Street New Orleans, Louisiana 70112 Telephone (504) 670-3700 82-2212934
1-10764	ENTERGY ARKANSAS, INC. (an Arkansas corporation) 425 West Capitol Avenue Little Rock, Arkansas 72201 Telephone (501) 377-4000 71-0005900	1-34360	ENTERGY TEXAS, INC. (a Texas corporation) 10055 Grogans Mill Road The Woodlands, TX 77380 Telephone (409) 981-2000 61-1435798
1-32718	ENTERGY LOUISIANA, LLC (a Texas limited liability company) 4809 Jefferson Highway Jefferson, Louisiana 70121 Telephone (504) 576-4000 47-4469646	1-09067	SYSTEM ENERGY RESOURCES, INC. (an Arkansas corporation) 1340 Echelon Parkway Jackson, Mississippi 39213 Telephone (601) 368-5000 72-0752777
1-31508	ENTERGY MISSISSIPPI, INC. (a Mississippi corporation) 308 East Pearl Street Jackson, Mississippi 39201 Telephone (601) 368-5000 64-0205830

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition

The information set forth in Item 7.01 below relating to the 2017 results of operations and financial condition of Entergy Corporation (“Entergy”) and its registrant subsidiaries is incorporated herein by reference.

Item 7.01. Regulation FD Disclosure

On December 22, 2017, President Trump signed into law H.R.1 (formerly known as the Tax Cuts and Jobs Act) (the “Act”). As a result of the Act, Entergy and its registrant subsidiaries are required to re-measure their deferred tax assets and liabilities in December 2017 to reflect the lower 21% federal corporate income tax rate.

Entergy preliminarily expects an approximate $4 billion reduction on a consolidated basis in certain of its net deferred tax liabilities with a corresponding increase in net regulatory liabilities. Approximately two-thirds of this regulatory liability will be amortized over the remaining life of the associated assets, approximately 30 years, and the remainder is expected to be amortized over a much shorter period.

In addition, Entergy has certain net deferred tax assets at the utility registrants and the rest of its businesses that are not subject to the ratemaking process, and Entergy will not include them in the calculation of the foregoing regulatory liability. Entergy preliminarily expects an approximate $0.6 billion reduction on a consolidated basis in these net deferred tax assets, for which there will be a corresponding charge to income tax expense. This re-measurement will be recorded in December 2017 and will be considered a special item. As a result, the Act is not expected to affect Entergy’s 2017 consolidated operational earnings or Utility, Parent & Other adjusted earnings.

On a going forward basis, the Act will benefit Entergy’s customers due to lower rates from lower income tax expense and the return of deferred taxes as the excess deferred tax liability described above is amortized. In addition, rate base is expected to increase as a consequence of the Act. Over time, Entergy plans to finance its incremental cash requirements as a consequence of these changes through a combination of utility company debt, parent debt and new external equity.

Entergy affirms its previously disclosed Utility, Parent & Other adjusted earnings per share outlook of $4.50 to $4.90 for 2018, $4.90 to $5.30 for 2019, and $5.20 to $5.60 for 2020. In addition, although certain credit metrics are expected to be adversely affected, Entergy expects to continue to hold an investment grade credit rating. The amount and timing of the earnings and cash impacts of the Act will depend upon the regulatory treatment received. Entergy’s utility subsidiaries will work directly with their respective regulators to determine the appropriate path forward in each jurisdiction. Potential regulatory options that may be appropriate to consider include:

•Determining the period over which certain income tax benefits are provided to customers,
•Accelerating depreciation or amortization for certain assets or asset classes, and
•Increasing or modifying capital investments (e.g. to modernize the grid, improve its reliability and resiliency).

Entergy also does not expect the Act’s limitation on the deductibility of interest expense to have a material effect on Entergy’s financial results.

On the fourth quarter earnings call, Entergy intends to provide its typical disclosures, which will reflect the effects of the Act.

Cautionary Note Regarding Forward-Looking Statements

In this current report on Form 8-K, and from time to time, Entergy Corporation and its registrant subsidiaries make certain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements include, among other things, Entergy’s current financial and operational outlook, financing plans, assumed regulatory treatment, valuation of deferred tax assets and liabilities, impacts of the Act on Entergy’s and its registrant subsidiaries’ earnings, cash flow, and credit metrics and ratings, and other statements of Entergy’s and its registrant subsidiaries’ plans, beliefs or expectations included in this report. Readers are cautioned not to place undue reliance on these forward-looking statements, which apply only as of the date of this report. Except to the extent required by the federal securities laws, Entergy and its registrant subsidiaries undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Forward-looking statements are subject to a number of risks, uncertainties and other factors that could cause actual results to differ materially from those expressed or implied in such forward-looking statements, including (a) those factors discussed elsewhere in this current report and in Entergy’s most recent Annual Report on Form 10-K, any subsequent Quarterly Reports on Form 10-Q and Entergy’s other reports and filings made under the Securities Exchange Act of 1934; (b) uncertainties associated with rate proceedings, formula rate plans and other cost recovery mechanisms, including the risk that costs may not be recoverable to the extent anticipated by the utilities; (c) uncertainties associated with efforts to remediate the effects of major storms and recover related restoration costs; (d) nuclear plant relicensing, operating and regulatory costs and risks, including any changes resulting from the nuclear crisis in Japan following its catastrophic earthquake and tsunami; (e) changes in decommissioning trust fund values or earnings or in the timing or cost of decommissioning Entergy’s nuclear plant sites; (f) legislative and regulatory actions and risks and uncertainties associated with claims or litigation by or against Entergy and its subsidiaries; (g) risks and uncertainties associated with strategic transactions that Entergy or its subsidiaries may undertake, including the risk that any such transaction may not be completed as and when expected and the risk that the anticipated benefits of the transaction may not be realized; (h) effects of changes in federal, state or local laws and regulations and other governmental actions or policies, including changes in monetary, fiscal, tax, environmental or energy policies; and (i) the effects of technological changes and changes in commodity markets, capital markets or economic conditions, during the periods covered by the forward-looking statements.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Entergy Corporation
Entergy Arkansas, Inc.
Entergy Louisiana, LLC
Entergy Mississippi, Inc.
Entergy New Orleans, LLC
Entergy Texas, Inc.
System Energy Resources, Inc.

By: /s/ Alyson M. Mount
Alyson M. Mount
Senior Vice President and
Chief Accounting Officer

Dated: January 29, 2018